UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report June 30, 2014

JRI

Nuveen Real Asset Income and Growth Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	14
Portfolio of Investments	16
Statement of Assets and Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Additional Fund Information	40
Glossary of Terms Used in this Report	41
Reinvest Automatically, Easily and Conveniently	43
Annual Investment Agreement Approval Process	44

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
August 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Jay L. Rosenberg has been the lead portfolio manager, while John G. Wenker and Jeffrey T. Schmitz, CFA, have co-managed the Fund since its inception.

In the following paragraphs, they talk about their management strategy and the performance of the Fund for the six-month reporting period ended June 30, 2014.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2014?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. Our long-term target allocations for each of these segments are: 33% in global infrastructure common stock, 15% in real estate investment trust (REIT) common stock, 12% in global infrastructure preferred stock and hybrids, 20% in REIT preferred stock and 20% in debt securities. To a limited extent, the Fund also opportunistically writes calls options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focused on owning those companies and securities with the highest total return potential in the Fund's portfolio. Our process places a premium on finding securities whose revenues come from tangible assets with long term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund's management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we maintained active asset allocation during the reporting period. In terms of the Fund's asset class weights, we continued to move toward increased duration protection by maintaining lower fixed income exposure and generally decreasing fixed rate long duration assets, particularly the fixed-rate cumulative perpetual preferreds

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

in the REIT area, and into other areas of the capital structure. We continued to seek out attractive opportunities in common equities and non-equity types of securities that have equity optionality or equity like features, such as perpetual bonds, hybrids, convertible debt and convertible preferreds. We believe that companies with less sensitivity to interest rate moves and higher growth potential will most likely outperform as we approach the end of the Federal Reserves (Fed's) monthly bond purchases and look toward an eventual increase in the fed funds rate. Although this shift has caused the portfolio's gross yield to fall slightly, it still remains well above our overall yield hurdle.

This shift increased the Fund's overall exposure to common equities, which has historically been somewhere between 40%-55% and ended the reporting period at the top end of that range. Within the Fund's common equity exposure, we have approximately equal distribution between infrastructure and real estate versus our target benchmark allocation, which has infrastructure common equity at roughly twice the weight of REIT common equity. Given where sovereign yields are at in Europe versus the 10-year Treasury, we ended the period below target in infrastructure common equity exposure because we see a bottoming to the dramatic decline in European sovereign yields that has fueled returns in this segment. At the same time, we are finding some interesting ideas and value opportunities in certain parts of real estate; therefore, we expect real estate common equity will continue to be either an equal weight or an overweight versus infrastructure common.

The Fund's infrastructure preferred/hybrid exposure ended the reporting period around 13%, while the REIT preferred exposure ended the reporting period at approximately 14% of the Fund, which is underweight our target allocation by about 6%. In the REIT preferred segment of the Fund, we don't have as much opportunity to choose securities with equity optionality or floating rate exposure that we are finding in the infrastructure preferred segment.

High yield debt exposure ended the reporting period at 14% of the Fund, its lowest level since we launched in 2011. We continued to primarily own bonds of U.S. issuers while looking for opportunities to invest in bonds of European and emerging market issuers. Our largest sector concentrations are pipelines, hospitals, technology infrastructure and waste handlers. Also, during the reporting period, we lowered the duration (interest rate risk) of the high yield debt portfolio through the sale of U.S. Treasury futures. The high yield debt portfolio's duration had increased to a level moderately higher than the index a result of longer duration, newly issued bonds we purchased earlier in the reporting period. We found the creditworthiness of the underlying issuers attractive, but the inclusion of these bonds extended the portfolio duration higher than we were comfortable with, given the outlook for rising interest rates in the future. We sold sufficient Treasury futures to bring the duration in line with the high yield benchmark and believe this will better position the high yield debt portfolio for the eventual rise in interest rates. In the months ahead, we anticipate running a fairly duration neutral high yield debt portfolio versus the index and maintaining an underweight to the asset class in favor of equities.

The Fund's U.S. versus non-U.S. exposure stayed close to historical averages with approximately a 60/40 split. The equity and preferred portions of the Fund are near our long term target of roughly 50% U.S. exposure and 50% non-U.S. exposure; however, the high yield debt portion gravitates toward slightly higher domestic exposure because the U.S. debt market is more advanced and has broader opportunities in terms of types of investments. Also, we are seeing an increasing number of foreign issuers coming to the U.S. debt market to issue bonds, giving the high yield debt portfolio exposure to overseas markets within the framework and liquidity of the U.S. market.

How did the Fund perform during this six-month reporting period ended June 30, 2014?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2014. For the six-month reporting period ended June 30, 2014, the Fund's total return on net asset value (NAV) outperformed its JRI Blended Index and the Morgan Stanley Capital International (MSCI) World Index.

During the six-month reporting period, the various "real assets" categories represented in the Fund showcased strong results, spurred on by falling interest rates and a market shift toward more defensive areas. Real estate investment trust

Nuveen Investments

(REIT) common equities produced the strongest returns within the blended benchmark as the MSCI U.S. REIT Index advanced over 17% for the six-month reporting period. REIT preferreds, which typically have longer durations, also benefited from declining rates as the BofA Merrill Lynch REIT Preferred Index gained 17%. Global infrastructure common equities, as measured by the S&P Global Infrastructure Index, were close behind with a 16% return. All three of these areas outperformed the broad U.S. equity market (S&P 500 Index) and the global markets (MSCI ACWI Index). The high yield bond market continued to perform well on the back of muted volatility, the low default environment and well-contained Treasury rates; the segment gained 5% for the six-month reporting period as measured by the Barclays High Yield Index.

The Fund continued to generate a higher level of yield than its comparative benchmark, while experiencing particularly favorable results from three of its five major segments. The Fund's top-performing area for the six-month reporting period was high yield debt, followed by REIT common equity and infrastructure common equity. The infrastructure preferred and REIT preferred portions of the Fund detracted on a relative basis, while both posting solid absolute returns.

The high yield debt portion of the Fund was the strongest performing area on a relative basis during the reporting period. We benefited from favorable security selection versus the benchmark and additionally the allocation effect of being underweight high yield compared to the blended benchmark. While the high yield bond market did underperform equities, it continued to hold up relatively well. Following the pattern that persisted late last year and into this year's first half, high yield spreads continued to tighten versus Treasuries on the strength of improved technicals (i.e. renewed inflows into the market and a market friendly outlook postured by the Fed) and the continued low default environment. Despite some geopolitical tensions and a slower U.S. economy than anticipated, the spread between high yield and Treasuries tightened by another 45 basis points during the six-month reporting period. Some of the outperformance in the Fund's high yield bond portfolio was due to the decline in 10-year Treasury rates as our portfolio generally had a longer duration (interest rate sensitivity) than the benchmark, particularly earlier in the reporting period. This longer duration was the result of several purchases that were in the 8-10 year portion of the yield curve as issuers tried to lock in longer term financing. We wanted to take advantage of these attractive bonds that were brought to market by issuers that we know well and like, and that fit the Fund's real asset mandate. We were also able to take advantage of some volatility within the market, which created favorable relative value trading opportunities. The Fund benefited as we were able to sell some premium bonds that had performed well and re-deploy the proceeds into new issue bonds consistent with our infrastructure mandate that came to market at a slight discount.

In the REIT common equity segment of the Fund, we benefited from significant exposure to U.S. health care REITs, which performed very well led by some of the smaller-cap stocks that we owned. The Fund experienced particularly favorable results from Aviv REIT, Inc. a company that specializes in the ownership and leasing of skilled nursing home facilities. We bolstered our weight in Aviv REIT during the reporting period and its shares advanced strongly.

The Fund also benefited from our favorable stock selection among a number of industries within the infrastructure common equity space; however, an underweight to this strongly advancing sector offset much of this strength. In the logistics sector, for example, the Fund saw strong results from a position in European post office Bpost SA de Droit Public. Europe's market continued to be buoyed by declining sovereign yields and healing overall in sovereign credits, which bolstered the return of this holding. Also, in the alternative energy sector, the Fund benefited from its previous ownership of and participation in new listings for "yield cos" that are being brought to market by utilities, developers and conglomerates as they segregate out their alternative energy assets and list them on exchanges as stand-alone companies. These spin-outs take advantage of capital availability for higher yielding more defensive structures, tax breaks for renewable energy and guaranteed offtake agreements, which allow the power producers to sell the energy they create at a contracted price giving the companies better cash flow visibility. We believe many of these yield cos also have significant growth potential as the parent company commits to continued "drop downs" of primarily wind and solar assets into these structures after agreements to sell the power have been signed. Most of these shares have seen significant investor demand and have performed very well since their listings. Finally, we had a standout in the electric utilities area of infrastructure common equity. Pepco Holdings, Inc., a

Nuveen Investments

Portfolio Managers' Comments (continued)

mid-Atlantic based regulated utility, saw its stock price jump in late April after Exelon announced an acquisition of the firm in an all-cash deal.

In the REIT preferred segment, we had no meaningful detractors in terms of individual securities, but more of a broad underperformance of non-rated securities, which make up the majority of our portfolio. We like these non-rated securities as we believe they offer protection against rising interest rates as they have a much larger spread to Treasuries; however, they slightly underperformed rated names as rates fell during the reporting period.

While the performance of our infrastructure preferred segment was solid, it underperformed the total return of our benchmark. We have virtually no overlap between our infrastructure preferred/hybrid portfolio and the benchmark, which is comprised primarily of U.S. domiciled REIT and financial preferreds. Our infrastructure preferred exposure is mostly in European and international hybrid securities, which have performed consistently during the course of the reporting period. Conversely, U.S. domiciled preferreds sold off significantly in the summer and fall of 2013 after the Fed hinted at tapering; therefore, the market saw these securities bounce back fairly strongly during the reporting period, which led to the underperformance versus the benchmark.

The Fund shorted five year U.S. Treasury futures contracts to hedge against potential increases in interest rates. These contracts had a modestly negative impact on performance as interest rates moved lower.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through the use of bank borrowings. The swap contracts impact on performance was modestly negative during the period.

As of June 30, 2014, the Fund's percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	27.93%
Regulatory Leverage*	27.93%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2014, the Fund had outstanding bank borrowings of $81,500,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of June 30, 2014. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies including investments in common equities, corporate bonds, preferred securities and shares of REITs, into regular distributions. Cash flows from REITs received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of June 30, 2014	JRI
Inception date	4/25/12
Six months ended June 30, 2014:
Per share distribution:
From net investment income	$0.76
From realized capital gains	0.05
Return of capital	0.00
Total per share distribution	$0.81
Annualized distribution rate on NAV	7.53%
Current distribution rate*	7.95%
Average annual total returns:
6-month (cumulative) on NAV	18.74%
1-Year on NAV	22.75%
Since inception on NAV	19.16%

*  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

SHARE REPURCHASES

As of June 30, 2014, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table.

JRI
Shares Cumulatively Repurchased and Retired	0
Shares Authorized for Repurchase	980,000

OTHER SHARE INFORMATION

As of June 30, 2014, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$21.50
Share Price	$20.29
Premium/(Discount) to NAV	(5.63)%
6-Month Average Premium/(Discount) to NAV	(7.39)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Infrastructure and Real Estate Concentration Risk. The Fund's investments will be concentrated in issuers of infrastructure and real estate securities. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, the Fund's concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Nuveen Investments

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JRI at NAV	18.74%	22.75%	19.16%
JRI at Share Price	26.42%	31.16%	14.86%
Comparative Benchmark	13.88%	16.20%	11.06%
MSCI World Index	6.18%	24.05%	17.55%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	69.7%
Convertible Preferred Securities	2.8%
$25 Par (or similar) Retail Structures	28.8%
Corporate Bonds	19.8%
Convertible Bonds	0.5%
$1,000 Par (or similar) Institutional Structures	10.8%
Investment Companies	1.4%
Short-Term Investments	3.3%
Borrowings	(38.8)%
Other Assets Less Liabilities	1.7%

Portfolio Composition

(% of total investments)2

Real Estate Investment Trust	44.7%
Electric Utilities	11.4%
Multi-Utilities	8.5%
Oil, Gas & Consumable Fuels	7.2%
Transportation Infrastructure	5.4%
Independent Power & Renewable Electricity Producers	3.6%
Short-Term Investments	2.4%
Other Industries	16.8%

Portfolio Credit Quality

(% of fixed income)2,3

A	3.1%
BBB	19.6%
BB or Lower	45.2%
N/R (not rated)	32.1%

Country Allocation2

(% of total investments)

United States	66.2%
Australia	5.5%
United Kingdom	4.7%
France	3.3%
Hong Kong	3.1%
Other Countries	17.2%

Top Five Common Stock
Holdings

(% of total common stocks)

Apollo Commercial Real Estate Finance, Inc.	4.0%
Colony Financial Inc.	3.9%
National Grid PLC, Sponsored ADR	3.9%
Starwood Property Trust Inc.	3.5%
Transurban Group	3.5%

1  Since inception returns are from 4/25/12.

2  Excluding investments in derivatives.

3  Excluding Common Stocks, Investment Companies and Short-Term Investments.

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 133.8% (97.6% of Total Investments)
	COMMON STOCKS – 69.7% (50.8% of Total Investments)
	Air Freight & Logistics – 0.9%
55,045	BPost SA	$1,390,634
272,238	Singapore Post Limited	378,806
	Total Air Freight & Logistics	1,769,440
	Commercial Services & Supplies – 0.8%
1,930,275	K-Green Trust	1,617,722
	Construction & Engineering – 0.5%
50,769	Ferrovial SA	1,130,710
	Electric Utilities – 4.9%
91,584	Alupar Investimento SA	674,393
27,300	Brookfield Infrastructure Partners LP	1,138,956
748	Companhia de Transmissao de Energia Eletrica Paulista	9,310
4,774	CPFL Energia, Sponsored ADR	86,887
196,299	EDP Energias do Brasil S.A	963,060
4,239	Electricite de France S.A	133,503
19,478	Hafslund ASA, Class B	165,126
1,726,254	HK Electric Investments Limited, 144A, (2)	1,169,338
133,551	Iberdrola SA	1,020,971
64,969	Infratil Limited	139,080
32,677	Scottish and Southern Energy PLC	876,320
598,084	Terna-Rete Elettrica Nazionale SpA	3,154,621
82,452	Transmissora Alianca de Energia Eletrica SA	739,624
	Total Electric Utilities	10,271,189
	Gas Utilities – 0.3%
99,295	Snam Rete Gas S.p.A	598,245
	Independent Power & Renewable Electricity Producers – 4.6%
37,477	Abengoa Yield PLC, (2)	1,417,380
57,091	Brookfield Renewable Energy Partners LP	1,691,606
19,366	Nextera Energy Partners LP, (2)	648,955
29,803	Pattern Energy Group Inc.	986,777
450,760	TransAlta Renewables Inc.	4,934,049
	Total Independent Power & Renewable Electricity Producers	9,678,767
	Multi-Utilities – 8.7%
1,606,174	Duet Group	3,665,190
146,380	GDF Suez	4,029,810
76,673	National Grid PLC, Sponsored ADR	5,702,938
636,698	Redes Energeticas Nacionais SA	2,345,225
64,670	Suez Environnement Company	1,237,966
595,844	Vector Limited	1,325,096
	Total Multi-Utilities	18,306,225
	Oil, Gas & Consumable Fuels – 2.9%
12,517	Access Midstream Partners LP	795,455
18,436	Arc Logisitics Partners LP	455,000
8,472	DCP Midstream Partners LP	482,904
12,870	OneOK Partners Limited Partnership	754,182
56,140	TC Pipelines LP	2,900,192
42,653	Veresen Inc.	749,490
	Total Oil, Gas & Consumable Fuels	6,137,223

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust – 38.6%
59,761	American Realty Capital Properties Inc,	$748,805
32,603	AmREIT Inc.	596,635
356,550	Apollo Commercial Real Estate Finance, Inc.	5,879,510
121,673	Armada Hoffler Properties Inc.	1,177,795
37,068	Artis Real Estate Investment Trust	547,136
330,284	Ascendas Real Estate Investment Trust	609,233
80,038	Aviv REIT Inc.	2,254,670
144,457	Blackstone Mortgage Trust Inc, Class A	4,189,253
142,205	Campus Crest Communities Inc.	1,231,495
276,261	CapitaMall Trust	437,578
245,768	Colony Financial Inc.	5,706,733
99,231	Corrections Corporation of America	3,259,738
4,943	Digital Realty Trust Inc.	288,276
103,669	Excel Trust Inc.	1,381,908
37,516	Franklin Street Properties Corporation	471,951
26,341	Geo Group Inc.	941,164
61,668	Health Care REIT, Inc.	3,864,734
141,549	Healthcare Trust of America Inc., Class A	1,704,250
117,610	HealthLease Properties REIT	1,185,965
98,363	Independence Realty Trust	930,514
247,443	Inland Real Estate Corporation	2,630,319
42,842	Investors Real Estate Trust	394,575
54,624	Kite Realty Group Trust	1,434,972
96,718	Lexington Corporate Properties Trust	1,064,865
102,835	Liberty Property Trust	3,900,532
71,686	LTC Properties Inc.	2,798,621
359,370	Mapletree Logistics Trust	335,766
232,744	Medical Properties Trust Inc.	3,081,531
35,952	Monmouth Real Estate Investment Corporation, Class A	360,958
16,121	National Health Investors Inc.	1,008,530
23,612	National Retail Properties, Inc.	878,130
33,285	Newcastle Investment Corporation	159,435
51,260	Northstar Realty Finance Corporation	890,899
15,454	Omega Healthcare Investors Inc.	569,634
529,047	Parkway Life Real Estate Investment Trust	1,001,324
46,060	Pebblebrook Hotel Trust	1,225,196
200,189	Physicians Realty Trust	2,880,720
299,570	Prologis Property Mexico SA de CV, (2)	636,155
9,808	Realty Income Corporation	435,671
43,450	Sabra Health Care Real Estate Investment Trust Inc.	1,247,450
503,399	Scentre Group, (2)	1,518,976
69,074	Select Income REIT	2,047,353
49,314	Senior Housing Properties Trust	1,197,837
76,271	Spirit Realty Capital Inc.	866,439
218,597	Starwood Property Trust Inc.	5,196,051
122	Sunstone Hotel Investors Inc.	3,204
1,064,938	Suntec Real Estate Investment Trust	1,545,864
37,498	Universal Health Realty Income Trust	1,630,413
73,622	Urstadt Biddle Properties Inc., Class A	1,537,227
20,757	WP Carey Inc.	1,336,751
	Total Real Estate Investment Trust	81,222,741
	Real Estate Management & Development – 0.8%
23,768	Brookfield Property Partners, (2)	496,038
2,530,118	Langham Hospitality Investments Limited, 144A	1,158,897
	Total Real Estate Management & Development	1,654,935
	Transportation Infrastructure – 6.5%
1	Abertis Infraestructuras S.A	21
35,167	Grupo Aeroportuario Centro Norte, ADR	1,134,487
4,573,926	Hutchison Port Holdings Trust	3,293,227
2,951	Kobenhavns Lufthavne	1,543,017
15,490	Macquarie Infrastructure Company LLC	966,111
5,239	Singapore Airport Terminal Services Limited	13,193

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Transportation Infrastructure (continued)
623	Societa Iniziative Autostradali e Servizi SpA	$8,002
387,489	Sydney Airport	1,541,915
734,112	Transurban Group	5,115,585
	Total Transportation Infrastructure	13,615,558
	Water Utilities – 0.2%
271,100	Inversiones Aguas Metropolitanas SA	438,746
	Total Common Stocks (cost $134,654,767)	146,441,501

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.8% (2.1% of Total Investments)
	Electric Utilities – 1.6%
48,000	Exelon Corporation, (4)	6.500%	BBB–	$2,566,080
14,710	NextEra Energy Inc.	5.799%	N/R	839,500
	Total Electric Utilities			3,405,580
	Real Estate Investment Trust – 1.2%
20,044	Alexandria Real Estate Equities Inc., (4)	7.000%	N/R	553,403
59,877	American Homes 4 Rent	5.000%	N/R	1,473,573
8,287	Ramco-Gershenson Properties Trust	7.250%	N/R	507,910
	Total Real Estate Investment Trust			2,534,886
	Total Convertible Preferred Securities (cost $5,529,412)			5,940,466
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 28.8% (21.0% of Total Investments)
	Electric Utilities – 3.7%
17,269	Alabama Power Company, (5)	6.450%	A3	$459,787
7,270	APT Pipelines Limited, (2), (5)	7.175%	N/R	735,910
2,038	BGE Capital Trust II	6.200%	Baa1	51,847
61,058	Integrys Energy Group Inc.	6.000%	BBB	1,606,436
19,288	NextEra Energy Inc.	5.700%	BBB	466,962
56,845	NextEra Energy Inc.	5.000%	BBB	1,233,537
47,215	Pacific Gas & Electric Corporation	6.000%	Baa2	1,308,328
78,504	PPL Capital Funding, Inc.	5.900%	BB+	1,925,703
	Total Electric Utilities			7,788,510
	Marine – 0.8%
39,600	Safe Bulkers Inc., (2)	8.000%	N/R	977,684
26,100	Safe Bulkers Inc.	8.000%	N/R	658,503
	Total Marine			1,636,187
	Multi-Utilities – 2.5%
87,000	Dominion Resources Inc.	6.375%	BBB	4,578,375
23,975	DTE Energy Company	6.500%	Baa1	625,028
	Total Multi-Utilities			5,203,403
	Oil, Gas & Consumable Fuels – 1.6%
80,745	Atlas Pipeline Partners LP	8.250%	CCC+	2,067,879
45,810	Nustar Logistics Limited Partnership	7.625%	Ba2	1,233,205
	Total Oil, Gas & Consumable Fuels			3,301,084
	Real Estate Investment Trust – 20.2%
59,427	American Homes 4 Rent	5.000%	N/R	1,498,155
453	American Realty Capital Properties Inc.	6.700%	N/R	10,614
7,088	American Tower Corporation, (5)	5.250%	N/R	753,986
15,737	Apartment Investment & Management Company	7.000%	BB	404,913
71,540	Apartment Investment & Management Company	6.875%	BB–	1,840,724

Nuveen Investments

Shares		Description (1)	Coupon		Ratings (3)	Value
		Real Estate Investment Trust (continued)
25,649		Apollo Commercial Real Estate Finance	8.625%		N/R	$666,618
31,561		Campus Crest Communities	8.000%		Ba1	806,384
76,778		Cedar Shopping Centers Inc., Series A	7.250%		N/R	1,957,839
41,818		Colony Financial Inc.	8.500%		N/R	1,127,413
98,000		Colony Financial Inc., (2)	7.500%		N/R	2,450,000
2,780		Coresite Realty Corporation	7.250%		N/R	69,917
2,045		Corporate Office Properties Trust	7.375%		BB	52,352
46,890		DDR Corporation	6.500%		Baa3	1,164,279
23,401		DDR Corporation	6.250%		Baa3	559,284
38,607		Digital Realty Trust Inc.	7.375%		Baa3	985,637
49		EPR Properties	9.000%		BB	1,523
74,288		Equity Lifestyle Properties Inc.	6.750%		N/R	1,857,943
3,735		Excel Trust Inc.	8.125%		BB	97,894
2,285		First Potomac Realty Trust	7.750%		N/R	59,296
87,340		General Growth Properties	6.375%		B	2,104,894
36,453		Glimcher Realty Trust	7.500%		B1	928,822
64,187		Glimcher Realty Trust	6.875%		B1	1,605,959
10,387		Hersha Hospitality Trust	8.000%		N/R	268,192
70,322		Hersha Hospitality Trust	6.875%		N/R	1,762,973
2,332		Hudson Pacific Properties Inc.	8.375%		N/R	61,821
16,286		Investors Real Estate Trust	7.950%		N/R	425,390
32,272		Kilroy Realty Corporation	6.875%		Ba1	831,004
22,154		Monmouth Real Estate Investment Corp	7.875%		N/R	580,435
38,439		National Retail Properties Inc.	5.700%		Baa2	877,947
122,105		Northstar Realty Finance Corporation, (2)	8.750%		N/R	3,095,362
29,010		Pebblebrook Hotel Trust	6.500%		N/R	683,476
15,246		Post Properties, Inc., Series A	8.500%		Baa3	963,395
7,532		Retail Properties of America	7.000%		N/R	193,648
21,989		Sabra Health Care Real Estate Investement Trust	7.125%		B2	551,704
71,343		Saul Centers, Inc.	6.875%		N/R	1,801,411
43,820		SL Green Realty Corporation	6.500%		Ba2	1,073,590
25,964		STAG Industrial Inc.	6.625%		BB	637,676
27,063		Summit Hotel Properties Inc.	9.250%		N/R	735,302
101,284		Summit Hotel Properties Inc.	7.875%		N/R	2,633,384
116,409		Summit Hotel Properties Inc.	7.125%		N/R	2,909,061
30,811		Taubman Centers Incorporated, Series K	6.250%		N/R	742,545
3,160		Terreno Realty Corporation	7.750%		N/R	82,444
25,701		Urstadt Biddle Properties	7.125%		N/R	653,061
		Total Real Estate Investment Trust				42,568,267
		Total $25 Par (or similar) Retail Preferred (cost $58,759,167)				60,497,451
Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		CORPORATE BONDS – 19.8% (14.4% of Total Investments)
		Building Products – 0.7%
$1,400		Associated Asphalt Partners LLC, 144A	8.500%	2/15/18	B	$1,480,500
		Commercial Services & Supplies – 2.5%
1,250		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	1,346,875
1,350		Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	1,410,750
1,250		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,292,188
1,240	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	1,196,945
		Total Commercial Services & Supplies				5,246,758
		Construction & Engineering – 0.4%
5,000	NOK	VV Holding AS, 144A, WI/DD	6.980%	7/10/19	N/R	815,149
		Diversified Financial Services – 0.6%
1,150		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,161,500
		Diversified Telecommunication Services – 0.7%
1,450		IntelSat Limited	8.125%	6/01/23	B–	1,567,813

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Electric Utilities – 1.2%
$1,400		Intergen NV, 144A	7.000%	6/30/23	B+	$1,445,500
950		Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	B+	970,140
		Total Electric Utilities				2,415,640
		Energy Equipment & Services – 0.6%
1,250		Exterran Partners LP Finance Corporation, 144A	6.000%	10/01/22	B1	1,268,750
		Gas Utilities – 1.3%
825		Ferrellgas LP, 144A	6.750%	1/15/22	B+	862,125
700		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	738,500
1,165		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,179,563
		Total Gas Utilities				2,780,188
		Health Care Providers & Services – 2.1%
835		Community Health Systems, Inc., Reg S	6.875%	2/01/22	B	885,100
1,000		HCA Inc.	5.000%	3/15/24	BB+	1,013,820
1,250		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B–	1,256,250
1,259		Select Medical Corporation	6.375%	6/01/21	B–	1,315,655
		Total Health Care Providers & Services				4,470,825
		Independent Power & Renewable Electricity Producers – 0.3%
700		Mirant Americas Generation LLC	8.500%	10/01/21	BB–	726,250
		Internet Software & Services – 0.5%
950		Equinix Inc.	5.375%	4/01/23	BB	971,375
		Marine – 0.6%
1,250		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,300,000
		Metals & Mining – 0.4%
1,600		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	840,000
		Multi-Utilities – 0.5%
600	GBP	RWE AG	7.000%	3/20/49	BBB–	1,114,121
		Oil, Gas & Consumable Fuels – 4.1%
1,250		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	1,271,875
1,250		Calumet Specialty Products	7.625%	1/15/22	B+	1,343,750
600		Crestwood Midstream Partners LP, 144A	6.125%	3/01/22	BB	631,500
450		Hiland Partners LP Finance Corp., 144A	5.500%	5/15/22	B	455,625
1,365		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,446,900
1,700		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	1,632,000
250		Rose Rock Midstream Finance, 144A	5.625%	7/15/22	B1	253,125
800		Sabine Pass Liquefaction LLC, 144A	6.250%	3/15/22	BB+	870,000
750		Western Refining Inc.	6.250%	4/01/21	B+	783,750
		Total Oil, Gas & Consumable Fuels				8,688,525
		Real Estate Investment Trust – 1.3%
280		Corrections Corporation of America	4.625%	5/01/23	BB+	274,400
1,000		CTR Partnership LP/CareTrust Capital Corporation, 144A	5.875%	6/01/21	B+	1,007,500
1,300		Geo Group Inc.	5.875%	1/15/22	B+	1,365,000
		Total Real Estate Investment Trust				2,646,900
		Real Estate Management & Development – 0.4%
750		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	761,250
		Road & Rail – 0.9%
1,750		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	1,785,000

Nuveen Investments

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Transportation Infrastructure – 0.7%
20,022	MXN	Concesionaria Mexiquesne SA de CV, 144A	5.950%	12/15/35	BBB	$1,562,557
		Total Corporate Bonds (cost $40,981,983)				41,603,101
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		CONVERTIBLE BONDS – 0.5% (0.4% of Total Investments)
		Oil, Gas & Consumable Fuels – 0.5%
$1,200		DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	$1,140,000
$1,200		Total Convertible Bonds (cost $1,200,000)				1,140,000
Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.8% (7.9% of Total Investments)
		Commercial Services & Supplies – 1.0%
$2,010		Royal Capital BV	8.375%	N/A (7)	N/R	$2,133,555
		Construction & Engineering – 1.5%
3,174		PHBS Limited	6.625%	N/A (7)	N/R	3,221,610
		Electric Utilities – 4.3%
1,690		AES Gener SA, 144A	8.375%	12/18/73	Ba2	1,897,025
1,940		Electricite de France, 144A	5.625%	N/A (7)	A3	2,027,882
1,581		Electricite de France, 144A	5.250%	N/A (7)	A3	1,612,826
1,190		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,173,638
685	GBP	NGG Finance PLC	5.625%	6/18/73	BBB	1,232,390
735	EUR	Tennet Holding BV	6.655%	N/A (7)	BBB	1,128,486
		Total Electric Utilities				9,072,247
		Energy Equipment & Services – 1.6%
2,305		Origin Energy Finance Limited	7.875%	6/16/71	BB+	3,412,616
		Oil, Gas & Consumable Fuels – 0.8%
1,500		Odebrecht Oil and Gas Finance, 144A	7.000%	N/A (7)	BBB–	1,548,750
		Transportation Infrastructure – 0.2%
250	EUR	Eurogate GmbH	6.750%	N/A (7)	N/R	362,865
		Water Utilities – 1.4%
1,650	GBP	Pennon Group PLC	6.750%	N/A (7)	N/R	3,016,450
		Total $1,000 Par (or similar) Institutional Preferred (cost $21,062,025)				22,768,093
Shares		Description (1), (8)				Value
		INVESTMENT COMPANIES – 1.4% (1.0% of Total Investments)
		Diversified Other – 0.6%
631,973		John Laing Infrastructure Fund				$1,261,097
		Gas Utilities – 0.3%
1,606,167		Cityspring Infrastructure Trust				611,861
		Real Estate Management & Development – 0.5%
629,189		Starwood European Real Estate Finance Limited				1,109,098
		Total Investment Companies (cost $2,709,830)				2,982,056
		Total Long-Term Investments (cost $264,897,184)				281,372,668

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3% (2.4% of Total Investments)
$6,869	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $6,868,749, collateralized by $6,675,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $7,008,750	0.000%	7/01/14	$6,868,749
	Total Short-Term Investments (cost $6,868,749)			6,868,749
	Total Investments (cost $271,765,933) – 137.1%			288,241,417
	Borrowings – (38.8)% (9), (10)			(81,500,000)
	Other Assets Less Liabilities – 1.7% (11)			3,512,314
	Net Assets – 100%			$210,253,731

Investments in Derivatives as of June 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation) (11)
5-Year U.S. Treasury Note	Short	107	9/14	$(12,782,320)	$22,066

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation) (11)
JPMorgan	$29,250,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$348,496
JPMorgan	29,250,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	684,651
	$58,500,000							$1,033,147

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  For fair value measurement disclosure purposes, Convertible Preferred Securities categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)  Perpetual security. Maturity date is not applicable.

(8)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)  Borrowings as a percentage of total investments is 28.3%.

(10)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $144,351,502 have been pledged as collateral for Borrowings.

(11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD  Canadian Dollar

EUR  Euro

GBP  Pound Sterling

MXN  Mexican Peso

NOK  Norwegian Krone

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  June 30, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $264,897,184)	$281,372,668
Short-term investments, at value (cost approximates value)	6,868,749
Cash denominated in foreign currencies (cost $25,499)	25,476
Cash collateral at brokers(1)	175,000
Unrealized appreciation on interest rate swaps	1,033,147
Receivable for:
Dividends	1,678,790
Interest	1,012,851
Investments sold	13,485,702
Reclaims	131,380
Other assets	9,162
Total assets	305,792,925
Liabilities
Borrowings	81,500,000
Cash overdraft	63,329
Payable for:
Dividends	1,246,920
Investments purchased	12,381,177
Variation margin on futures contracts	7,523
Accrued expenses:
Interest on borrowings	2,026
Management fees	229,508
Trustees fees	6,352
Other	102,359
Total liabilities	95,539,194
Net assets	$210,253,731
Shares outstanding	9,780,250
Net asset value ("NAV") per share outstanding	$21.50
Net assets consist of:
Shares, $.01 par value per share	$97,803
Paid-in surplus	186,222,352
Undistributed (Over-distribution of) net investment income	72,711
Accumulated net realized gain (loss)	6,319,184
Net unrealized appreciation (depreciation)	17,541,681
Net assets	$210,253,731
Authorized shares	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $210,955)	$6,866,451
Interest	2,234,735
Total investment income	9,101,186
Expenses
Management fees	1,331,781
Interest expense on borrowings	372,486
Shareholder servicing agent fees and expenses	60
Custodian fees and expenses	92,565
Trustees fees and expenses	3,059
Professional fees	25,247
Shareholder reporting expenses	35,318
Investor relations expenses	17,825
Stock exchange listing fees	4,377
Other expenses	10,421
Total expenses	1,893,139
Net investment income (loss)	7,208,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	7,472,500
Futures contracts	(97,668)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	20,886,485
Futures contracts	22,066
Swaps	(1,593,841)
Net realized and unrealized gain (loss)	26,689,542
Net increase (decrease) in net assets from operations	$33,897,589

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$7,208,047	$14,921,157
Net realized gain (loss) from:
Investments and foreign currency	7,472,500	16,157,943
Futures contracts	(97,668)	—
Options written	—	(277,860)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	20,886,485	(14,616,789)
Futures contracts	22,066	—
Swaps	(1,593,841)	2,389,756
Net increase (decrease) in net assets from operations	33,897,589	18,574,207
Distributions to Shareholders
From net investment income	(7,892,662)	(16,080,121)
From accumulated net realized gains	—	(17,142,410)
Decrease in net assets from distributions to shareholders	(7,892,662)	(33,222,531)
Net increase (decrease) in net assets	26,004,927	(14,648,324)
Net assets at the beginning of period	184,248,804	198,897,128
Net assets at the end of period	$210,253,731	$184,248,804
Undistributed (Over-distribution of) net investment income at the end of period	$72,711	$757,326

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended June 30, 2014 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$33,897,589
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(208,985,972)
Proceeds from sales and maturities of investments	215,691,161
Proceeds from (Purchases of) short-term investments, net	(1,234,022)
Proceeds from (Payments for) cash denominated in foreign currencies, net	110,728
Amortization (Accretion) of premiums and discounts, net	(498,361)
(Increase) Decrease in:
Cash collateral at brokers	(175,000)
Receivable for dividends	(61,396)
Receivable for interest	288,047
Receivable for investments sold	(9,378,883)
Receivable for reclaims	26,468
Other assets	(3,733)
Increase (Decrease) in:
Payable for investments purchased	9,145,922
Payable for variation margin on futures contracts	7,523
Accrued interest on borrowings	(193)
Accrued management fees	(2,681)
Accrued Trustees fees	599
Accrued other expenses	15,231
Net realized gain (loss) from:
Investments and foreign currency	(7,472,500)
Change in net unrealized (appreciation) of:
Investments and foreign currency	(20,886,485)
Swaps	1,593,841
Taxes paid on undistributed capital gains	(20,074)
Capital gain and return of capital distributions from investments	632,654
Net cash provided by (used in) operating activities	12,690,463
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(44,721)
Repayments of borrowings	(6,000,000)
Cash distributions paid to shareholders	(6,645,742)
Net cash provided by (used in) financing activities	(12,690,463)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$372,679

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending NAV	Ending Market Value
Year Ended 12/31:
2014(f)	$18.84	$.74	$2.73	$3.47	$(.81)	$—	$—	$(.81)	$—	$21.50	$20.29
2013	20.34	1.53	.37	1.90	(1.65)	(1.75)	—	(3.40)	—	18.84	16.75
2012(d)	19.10	.94	1.53	2.47	(.88)	(.31)	—	(1.19)	(.04)	20.34	18.67
	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2014(f)	$81,500	$3,580
2013	87,500	3,106
2012(d)	78,000	3,550

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(c)
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)
Year Ended 12/31:
2014(f)	18.74%	26.42%	$210,254	1.95	%*	7.42	%*	77%
2013	9.35	7.88	184,249	1.95		7.30		188
2012(d)	12.93	(.68)	198,897	1.65	*	7.11	*	114

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2014(f)	.38	%*
2013	.40
2012(d)	.27	*

(d)  For the period from April 25, 2012 (commencement of operations) through December 31, 2012.

(e)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(f)  For the six months ended June 30, 2014.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JRI." The Fund was organized as a Massachusetts business trust on January 10, 2012.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund's investment portfolio.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund's investment objectives or policies.

Investment Objective

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7—Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund's debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund's managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund will also employ an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund's risk-adjusted total returns over time. The Fund expects to write (sell) custom basket options with a notional value of options ranging from 5% to 10% of its managed assets.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2014, the Fund had outstanding when-issued/delayed delivery purchase commitments of $817,423.

Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2013, the character of distributions to the Fund from the REITs was 84.58% ordinary income, 5.27% long-term capital gains, and 10.15% return of REIT capital.

For the fiscal year ended December 31, 2013, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2014, the Fund applied the actual percentages for the fiscal year ended December 31, 2013, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2013, are reflected in the accompanying financial statements.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Fund was invested in repurchase agreements and swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds' Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on valuation date and are generally classified as Level 1.

Prices of swap contracts are also provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$146,441,501	$—	$—	$146,441,501
Convertible Preferred Securities	2,820,983	3,119,483	—	5,940,466
$25 Par (or similar) Retail Preferred	58,547,768	1,949,683	—	60,497,451
Corporate Bonds	—	41,603,101	—	41,603,101
Convertible Bonds	—	1,140,000	—	1,140,000
$1,000 Par (or similar) Institutional Preferred	—	22,768,093	—	22,768,093
Investment Companies	2,982,056	—	—	2,982,056
Short-Term Investments:
Repurchase Agreements	—	6,868,749	—	6,868,749
Investments in Derivatives:
Futures Contracts**	22,066	—	—	22,066
Interest Rate Swaps**	—	1,033,147	—	1,033,147
Total	$210,814,374	$78,482,256	$—	$289,296,630

*  Refer to the Fund's Portfolio of Investments for industry classifications and a breakdown of Convertible Preferred Securities and $25 Par (or similar) Retail Preferred classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The Fund may invest in non-U.S. securities. As of June 30, 2014, the Fund's investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Australia	$15,990,194	5.5%
United Kingdom	13,506,575	4.7
France	9,480,734	3.3
Hong Kong	8,843,072	3.1
Other countries	49,580,449	17.2
Total non-U.S. securities	$97,401,024	33.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,868,749	$(6,868,749)	$—

*  As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2014, the Fund shorted 5 Year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the six months ended June 30, 2014, was as follows:

Average notional amount of futures contracts outstanding*	$4,260,773

*   The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$22,066

*   Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(97,668)	$22,066

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2014, the Fund held interest rate swap contracts in order to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2014, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$1,033,147	—	$—

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of June 30, 2014.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities*	Net Unrealized Appreciation on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$1,033,147	$—	$1,033,147	$(1,033,147)	$—

* Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(1,593,841)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 6/30/14	Year Ended 12/31/13
Shares sold	—	—

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the six months ended June 30, 2014, aggregated $208,985,972 and $215,691,161, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$273,093,042
Gross unrealized:
Appreciation	$18,166,295
Depreciation	(3,017,920)
Net unrealized appreciation (depreciation) of investments	$15,148,375

Permanent differences, primarily due to the bond premium amortization, federal taxes paid, investments in partnerships, foreign currency reclassifications, investments in passive foreign investment companies, complex securities character adjustments and distribution character reclassifications, resulted in reclassifications among the Fund's components of net assets as of December 31, 2013, the Fund's last tax year end, as follows:

Paid-in surplus	$(55,283)
Undistributed (Over-distribution of) net investment income	1,419,172
Accumulated net realized gain (loss)	(1,363,889)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1]	$1,120,849
Undistributed net long-term capital gains	—

1 Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Fund's last tax year ended December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$30,259,101
Distributions from net long-term capital gains	2,963,430

1 Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$91,322
Late-year ordinary losses[3]	—

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Fund's last tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2014, the complex-level fee rate for the Fund was .1653%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. Borrowing Arrangements

The Fund has entered into a $90 million (maximum commitment amount) senior committed secured 180-day continuous rolling margin commitment facility ("Borrowings"), with Bank of America Merrill Lynch ("BAML"), unless terminated earlier in accordance with the terms of the Borrowings, as a means of leverage. On June 30, 2014, the outstanding balance on these Borrowings was $81.5 million. During the six months ended June 30, 2014, the average daily balance outstanding and annual interest rate on these Borrowings were $81.9 million and .90%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at a rate equal to the one-month LIBOR (London Inter-Bank Offered Rate) plus .75% or if LIBOR were to become unavailable, the Federal Funds Rate plus .50% plus .75%. In addition to interest expense, the Fund pays a non-utilization fee to the extent that the average daily drawn balance for a month is less than $72 million.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred and non-utilization fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946):
Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Fund's financial statements or footnote disclosures.

10. Subsequent Event

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered* Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

* The Board of Trustees of the Fund, upon recommendation of the Audit Committee, engaged KPMG LLP as the Fund's independent registered public accounting firm as of August 7, 2014. On August 11, 2014, Ernst & Young LLP ("Ernst & Young") resigned as the independent registered public accounting firm of the Fund.

Ernst & Young's report on the Fund's financial statements for the period ended December 31, 2013, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the period ended December 31, 2013, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financial statements.

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of it shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays Municipal High Yield Bond Index: An unmanaged index of municipal bonds composed of municipal bonds rated below BBB/Baa. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Blended Index (Comparative Benchmark): A five index blend comprised of weightings approximating the Fund's proposed portfolio: 1) 33% S&P Global Infrastructure Index; 2) 20% BofA Merrill Lynch REIT Preferred Index; 3) 20% Barclays U.S. Corporate High Yield Debt Bond Index; 4) 15% MSCI U.S. REIT Index; and 5) 12% BofA Merrill Lynch Fixed Rate Preferred Securities Index. The Fund's proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. 1) S&P Global Infrastructure Index: An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements; 2) BofA Merrill Lynch REIT Preferred Index: An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance; 3) Barclays U.S. Corporate High Yield Debt Bond Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; 4) MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe; 5) BofA Merrill Lynch Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not include the effects of any sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Nuveen Investments

Glossary of Terms Used in this Report (continued)

■  MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of the Fund (the "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve or continue the Fund's advisory agreement (the "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (the "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (the "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the

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Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund's performance (including performance comparisons against the performance of its peer group and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser's municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

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A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Fund's service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent

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Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Fund and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and its investment team. In considering the Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

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•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, including the Fund, the Board considered a fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Board recognized that the Fund was relatively new with a shorter performance history available thereby limiting the ability to make a meaningful assessment of performance.

2.  The New Advisory Agreements

With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of the Fund, reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members noted that the Fund had a net management fee slightly higher than the peer average, but a net expense ratio (including fee waivers and expense reimbursements) in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Fund compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities

Nuveen Investments

and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund's portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the "Interim Investment Management Agreement") between the Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the Original Sub-Advisory Agreement, respectively.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-M-0614D 2839-INV-B08/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 5, 2014